Exhibit 99.2

EV Energy Partners, L.P.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Nine Months Ended September 30, 2010
(In thousands, except per unit data)

	Historical Consolidated	Pro Forma Adjustments	Pro Forma Consolidated
Revenues:
Oil, natural gas and natural gas liquids revenues	$118,554	$52,519	$171,073
Transportation and marketing–related revenues	4,552	–	4,552
Total revenues	123,106	52,519	175,625

Operating costs and expenses:
Lease operating expenses	38,941	14,152	53,093
Cost of purchased natural gas	3,447	–	3,447
Dry hole and exploration costs	235	–	235
Production taxes	5,676	1,971	7,647
Asset retirement obligations accretion expense	2,044	399	2,443
Depreciation, depletion and amortization	38,536	15,782	54,318
General and administrative expenses	16,563	–	16,563
Gain on sales of oil and natural gas properties	(40,617)	–	(40,617)
Total operating costs and expenses	64,825	32,304	97,129

Operating income	58,281	20,215	78,496

Other income (expense), net	62,500	(9,283)	53,217

Income before income taxes	120,781	10,932	131,713

Income taxes	(242)	–	(242)

Net income	$120,539	$10,932	$131,471
General partner’s interest in net income, including incentive distribution rights	$9,600		$9,818
Limited partners’ interest in net income	$110,939		$121,653

Net income per limited partner unit:
Basic	$4.07		$4.46
Diluted	$4.06		$4.45

Weighted average limited partner units outstanding:
Basic	27,257		27,257
Diluted	27,309		27,309

See accompanying notes to unaudited pro forma condensed consolidated statements of operations.

EV Energy Partners, L.P.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2009
(In thousands, except per unit data)

	Historical Consolidated	Pro Forma Adjustments	Pro Forma Consolidated
Revenues:
Oil and natural gas revenues	$114,066	$58,153	$172,219
Transportation and marketing–related revenues	7,846	–	7,846
Total revenues	121,912	58,153	180,065

Operating costs and expenses:
Lease operating expenses	41,495	22,740	64,235
Cost of purchased natural gas	4,509	–	4,509
Production taxes	5,983	2,319	8,302
Asset retirement obligations accretion expense	2,035	754	2,789
Depreciation, depletion and amortization	52,048	22,766	74,814
General and administrative expenses	18,556	–	18,556
Total operating costs and expenses	124,626	48,579	173,205

Operating (loss) income	(2,714)	9,574	6,860

Other income (expense), net	4,372	(12,697)	(8,325)

Income (loss) before income taxes	1,658	(3,123)	(1,465)

Income taxes	(248)	–	(248)

Net income (loss)	$1,410	$(3,123)	$(1,713)

General partner’s interest in net income, including incentive distribution rights	$7,040		$6,978
Limited partners’ interest in net loss	$(5,630)		$(8,691)

Net loss per limited partner unit (basic and diluted)	$(0.29)		$(0.45)

Weighted average limited partner units outstanding (basic and diluted)	19,302		19,302

See accompanying notes to unaudited pro forma condensed consolidated statements of operations.

EV Energy Partners, L.P.
Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations

1.	BASIS OF PRESENTATION

EV Energy Partners, L.P. (“we,” “our” or “us”) is a publicly held limited partnership that engages in the acquisition, development and production of oil and natural gas properties.  Our general partner is EV Energy GP, L.P., a Delaware limited partnership, and the general partner of our general partner is EV Management, LLC, a Delaware limited liability company.

The accompanying unaudited pro forma condensed consolidated statements of operations give effect to the following transactions:

•
On September 29, 2010, we acquired oil and natural gas properties from Petrohawk Energy Corporation (the “Petrohawk acquisition”) for $119.9 million in cash, subject to customary closing conditions and purchase price adjustments.

•
On December 30, 2010, we acquired oil and natural gas properties from Talon Oil and Gas LLC (the “Talon acquisition”) for $295.8 million in cash, subject to customary closing conditions and purchase price adjustments.

These unaudited pro forma condensed consolidated statements of operations are not necessarily indicative of the results of operations that would have occurred had the acquisition been effected on the assumed dates.  Additionally, future results may vary significantly from the results reflected in the unaudited pro forma consolidated statements of operations due to normal production declines, changes in prices, future transactions, the exclusion of various operating expenses and other factors.

These unaudited pro forma condensed consolidated statements of operations should be read in conjunction with our Annual Report on Form 10–K for the year ended December 31, 2009, our Quarterly Report on Form 10–Q for the quarter ended September 30, 2010 and the Statement of Operating Revenues and Direct Operating Expenses for the nine months ended September 30, 2010 and the year ended December 31, 2009 (Audited).

EV Energy Partners, L.P.
Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations (continued)

2.	UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS ADJUSTMENTS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010

The following table summarizes unaudited pro forma condensed consolidated statement of operations adjustments:

	(a)	(b)	(c)	(d)	Pro Forma Adjustments
Revenues:
Oil and natural gas revenues	$22,940	$29,579	$–	$–	$52,519
Transportation and marketing–related revenues	–	–	–	–	–
Total revenues	22,940	29,579	–	–	52,519

Operating costs and expenses:
Lease operating expenses	6,808	7,344	–	–	14,152
Cost of purchased natural gas	–	–	–	–	–
Dry hole and exploration costs	–	–	–	–	–
Production taxes	1,290	681	–	–	1,971
Asset retirement obligations accretion expense	–	–	399	–	399
Depreciation, depletion and amortization	–	–	15,782	–	15,782
General and administrative expenses	–	–	–	–	–
Gain on sales of oil and natural gas properties	–	–	–	–	–
Total operating costs and expenses	8,098	8,025	16,181	–	32,304

Operating income	14,842	21,554	(16,181)	–	20,215

Other income (expense), net	–	–	–	(9,283)	(9,283)

Income before income taxes	14,842	21,554	(16,181)	(9,283)	10,932

Income taxes	–	–	–	–	–

Net income	$14,842	$21,554	$(16,181)	$(9,283)	$10,932

(a)	Reflects the operating revenues and direct operating expenses of the Petrohawk acquisition for the nine months ended September 30, 2010.

(b)	Reflects the operating revenues and direct operating expenses of the Talon acquisition for the nine months ended September 30, 2010.

(c)	Reflects incremental asset retirement obligations accretion expense and depreciation, depletion and amortization for the nine months ended September 30, 2010 as follows:

	Petrohawk Acquisition	Talon Acquisition	Total
Asset retirement obligations accretion expense	$349	$50	$399
Depreciation, depletion and amortization	9,242	6,540	15,782

(d)	Reflects incremental interest expense for the nine months ended September 30, 2010.

EV Energy Partners, L.P.
Notes to Unaudited Pro Forma Condensed Combined Statement of Operations (continued)

3.	UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS ADJUSTMENTS FOR THE YEAR ENDED DECEMBER 31, 2009

The following table summarizes unaudited pro forma condensed consolidated statement of operations adjustments:

	(e)	(f)	(g)	(h)	Pro Forma Adjustments
Revenues:
Oil, natural gas and natural gas liquids revenues	$24,524	$33,629	$–	$–	$58,153
Transportation and marketing–related revenues	–	–	–	–	–
Total revenues	24,524	33,629	–	–	58,153

Operating costs and expenses:

Lease operating expenses	9,671	13,069	–	–	22,740
Cost of purchased natural gas	–	–	–	–	–
Production taxes	1,554	765	–	–	2,319
Asset retirement obligations accretion expense	–	–	754	–	754
Depreciation, depletion and amortization	–	–	22,766	–	22,766
General and administrative expenses	–	–	–	–	–
Total operating costs and expenses	11,225	13,834	23,520	–	48,579

Operating income (loss)	13,299	19,795	(23,520)	–	9,574

Other income (expense), net	–	–	–	(12,697)	(12,697)

Income before income taxes	13,299	19,795	(23,520)	(12,697)	(3,123)

Income taxes	–	–	–	–	–

Net income	$13,299	$19,795	$(23,520)	$(12,697)	$(3,123)

(e)	Reflects the operating revenues and direct operating expenses of the Petrohawk acquisition for the year ended December 31, 2009.

(f)	Reflects the operating revenues and direct operating expenses of the Talon acquisition for the year ended December 31, 2009.

(f)	Reflects incremental asset retirement obligations accretion expense and depreciation, depletion and amortization for the year ended December 31, 2009 as follows:

	Petrohawk Acquisition	Talon Acquisition	Total
Asset retirement obligations accretion expense	$687	$67	$754
Depreciation, depletion and amortization	14,098	8,668	22,766

(h)	Reflects incremental interest expense for the year ended December 31, 2009.